EXHIBIT 99.1

Lakeland Bancorp Announces Second Quarter Results  and Increases Earnings by 18%

OAK RIDGE, N.J., July 26, 2018 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income and diluted earnings per share (“EPS”) of $15.8 million and $0.33, respectively, for the three months ended June 30, 2018, an 18% increase compared to $13.4 million and $0.28 for the three months ended June 30, 2017.  For the second quarter of 2018, return on average assets was 1.17%, return on average common equity was 10.71%, and return on average tangible common equity was 13.97%.

For the six months ended June 30, 2018, the Company reported net income of $31.1 million, a 21% increase compared to $25.7 million for the same period in 2017.  For the six months ended June 30, 2018, the Company reported diluted EPS of $0.65, an increase of 23% compared to $0.53 for the first six months of 2017.  For the first six months of 2018, return on average assets was 1.16%, return on average common equity was 10.65%, and return on average tangible common equity was 13.94%.

Thomas Shara, Lakeland Bancorp’s President and CEO commented, “We are pleased to report another quarter of record net income, which is a result of our ability to carefully grow our loan portfolio and increase our net interest margin despite continued increases in short term market interest rates.  Our net interest margin has increased four basis points this quarter and six basis points year-to-date.  In addition this quarter, our return on assets rose to 1.17% and our return on common equity rose to nearly 14%, while our efficiency ratio remained low at 56%.”

Net Interest Income
Net interest income increased to $43.5 million for the second quarter of 2018 compared to $41.4 million for the second quarter of 2017, due primarily to the growth of interest earning assets and increases in loan and lease yields.  Net interest income for the first six months of 2018 was $85.7 million, as compared to $80.7 million for the same period in 2017.

The yield on interest earning assets for the second quarter of 2018 was 4.12% compared to 3.88% for the second quarter of 2017.  The yield on interest earning assets for the first six months of 2018 was 4.07% compared to 3.83% during the same period in 2017. The cost of interest-bearing liabilities for the second quarter of 2018 was 0.91% compared to 0.63% for the second quarter of 2017, reflecting the higher cost of deposits. The cost of interest-bearing liabilities for the first six months of 2018 was 0.87% compared to 0.62% during the same period in 2017.  Net interest margin for the second quarter of 2018 of 3.43% increased four basis points from the prior quarter and two basis points from the second quarter of 2017. Net interest margin for the first six months of 2018 of 3.41% increased four basis points from the same period in 2017.

Noninterest Income
Noninterest income decreased $0.4 million to $5.7 million for the second quarter of 2018 from $6.1 million for the second quarter of 2017.  This decline was due primarily to a $0.3 million gain on the sale of a former branch and $0.3 million gain on the payoff of an acquired loan recorded in the second quarter of 2017, partially offset by increases in commercial loan fees and income on bank owned life insurance in the second quarter of 2018.

For the first six months of 2018, noninterest income totaled $11.0 million compared to $14.2 million for the same period in 2017.  The first half of 2017 included a $2.5 million gain on sales of investment securities, $0.7 million from the sales of two former branches, $0.4 million in gains on sales of other real estate owned and a $0.3 million gain on the payoff of an acquired loan.  In the first half of 2018, commissions and fees increased $0.4 million and income on bank owned life insurance increased $0.5 million, while gains on sales of loans decreased $0.3 million compared to the same period in 2017.

Noninterest Expense
Noninterest expense totaled $27.6 million for the second quarter of 2018 compared to $25.4 million for the second quarter of 2017, mainly as a result of salary and employee benefit expense increasing $1.6 million as a result of additions to our staff to support continued growth, as well as normal merit increases and higher benefit costs.  In the second quarter of 2018 data processing expense increased $0.5 million compared to the second quarter of 2017 due primarily to the Company’s expansion and improvement of its digital infrastructure.

For the first six months of 2018, noninterest expense totaled $54.7 million compared to $53.8 million for the same period in 2017.  Included within 2017 was $2.8 million in long term debt prepayment fees. Excluding the 2017 long term debt prepayment fees, the resulting $3.7 million net increase was primarily due to an increase in salary and employee benefit costs resulting from additions to our staff to support continued growth, as well as normal merit increases and higher benefit costs.

Financial Condition
In 2018, total assets increased $128.8 million to $5.53 billion as total loans and leases grew $124.6 million to $4.28 billion, while investment securities decreased $0.3 million to $798.1 million.  On the funding side, total deposits increased $31.3 million to $4.40 billion, while borrowings increased $77.4 million to $499.2 million.  As of June 30, 2018, total loans and leases as a percent of total deposits was 97%.

Asset Quality
At June 30, 2018, non-performing assets totaled $16.5 million (0.30% of total assets) compared to $14.5 million (0.27% of total assets) at December 31, 2017.  Non-accrual loans and leases as a percent of total loans and leases equaled 0.33% at both June 30, 2018 and December 31, 2017.  The allowance for loan and lease losses increased to $36.6 million at June 30, 2018 (0.85% of total loans and leases) compared to $35.5 million at December 31, 2017 (0.85% of total loans and leases).  In the second quarter of 2018, the Company had net charge-offs of $0.5 million (0.05% of average loans and leases, annualized) compared to $0.6 million (0.06% of average loans and leases, annualized) for the same period in 2017.  The second quarter of 2018 provision for loan and lease losses was $1.5 million compared to $1.8 million in the second quarter of 2017.

Capital
At June 30, 2018, stockholders' equity was $597.9 million compared to $583.1 million at December 31, 2017, a 3% increase.  Lakeland Bank remains above FDIC “well capitalized” standards, with a Tier 1 Leverage Ratio of 9.43% at June 30, 2018.  At June 30, 2018, the book value per common share and tangible book value per common share were $12.59 and $9.67 compared to $11.99 and $9.05 at June 30, 2017.  On July 24, 2018, the Company declared a quarterly cash dividend of $0.115 per share to be paid on August 15, 2018 to stockholders of record as of August 6, 2018.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $5.5 billion in total assets. The Bank operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one New York commercial lending center to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2018	2017	2018	2017

INCOME STATEMENT
Net interest income	$43,493	$41,421	$85,729	$80,744
Provision for loan and lease losses	(1,492)	(1,827)	(2,776)	(3,045)
Gains (losses) on sales of investment securities	-	(15)	-	2,524
Gains on sales of loans	300	471	546	869
Other noninterest income	5,409	5,655	10,497	10,812
Long-term debt prepayment fee	-	-	-	(2,828)
Other noninterest expense	(27,574)	(25,366)	(54,711)	(51,008)
Pretax income	20,136	20,339	39,285	38,068
Provision for income taxes	(4,298)	(6,969)	(8,192)	(12,386)
Net income	$15,838	$13,370	$31,093	$25,682

Basic earnings per common share	$0.33	$0.28	$0.65	$0.54
Diluted earnings per common share	$0.33	$0.28	$0.65	$0.53
Dividends paid per common share	$0.115	$0.100	$0.215	$0.195
Weighted average shares - basic	47,600	47,465	47,552	47,410
Weighted average shares - diluted	47,770	47,674	47,753	47,646

SELECTED OPERATING RATIOS
Annualized return on average assets	1.17%	1.02%	1.16%	1.00%
Annualized return on average common equity	10.71%	9.49%	10.65%	9.26%
Annualized return on average tangible common equity (1)	13.97%	12.58%	13.94%	12.31%
Annualized return on interest-earning assets	4.12%	3.88%	4.07%	3.83%
Annualized cost of interest-bearing liabilities	0.91%	0.63%	0.87%	0.62%
Annualized net interest spread	3.21%	3.25%	3.20%	3.22%
Annualized net interest margin	3.43%	3.41%	3.41%	3.37%
Efficiency ratio (1)	55.60%	52.64%	56.08%	54.44%
Stockholders' equity to total assets			10.80%	10.58%
Book value per common share			$12.59	$11.99
Tangible book value per common share (1)			$9.67	$9.05
Tangible common equity to tangible assets (1)			8.51%	8.20%

ASSET QUALITY RATIOS			6/30/2018	6/30/2017
Ratio of allowance for loan and lease losses to total loans and leases			0.85%	0.81%
Non-performing loans and leases to total loans and leases			0.33%	0.40%
Non-performing assets to total assets			0.30%	0.33%
Annualized net charge-offs to average loans and leases			0.08%	0.07%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2018	6/30/2017
Loans and leases			$4,281,302	$4,054,276
Allowance for loan and lease losses			36,604	32,823
Investment securities			798,096	830,531
Total assets			5,534,488	5,362,187
Total deposits			4,400,019	4,227,204
Short-term borrowings			197,870	118,487
Other borrowings			301,339	417,093
Stockholders' equity			597,864	567,545

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Loans and leases	$4,247,443	$4,011,325	$4,220,972	$3,958,564
Investment securities	811,361	837,075	816,182	813,690
Interest-earning assets	5,094,048	4,907,488	5,078,425	4,866,897
Total assets	5,437,540	5,241,155	5,423,552	5,197,765
Noninterest-bearing demand deposits	969,965	954,966	967,246	938,460
Savings deposits	496,630	492,991	492,173	491,890
Interest-bearing transaction accounts	2,195,553	2,295,256	2,217,676	2,268,752
Time deposits	792,270	559,665	776,929	557,479
Total deposits	4,454,418	4,302,878	4,454,024	4,256,581
Short-term borrowings	73,305	52,951	64,271	40,722
Other borrowings	283,206	291,882	283,425	312,203
Total interest-bearing liabilities	3,840,964	3,692,745	3,834,474	3,671,047
Stockholders' equity	593,388	565,211	588,571	559,528

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2018	2017	2018	2017

INTEREST INCOME
Loans, leases and fees	$47,659	$42,740	$93,203	$83,151
Federal funds sold and interest-bearing deposits with banks	145	132	311	408
Taxable investment securities and other	4,027	3,818	8,019	7,417
Tax exempt investment securities	429	522	872	1,032
TOTAL INTEREST INCOME	52,260	47,212	102,405	92,008
INTEREST EXPENSE
Deposits	6,501	3,784	12,256	7,118
Federal funds purchased and securities sold under agreements to repurchase	233	98	367	108
Other borrowings	2,033	1,909	4,053	4,038
TOTAL INTEREST EXPENSE	8,767	5,791	16,676	11,264
NET INTEREST INCOME	43,493	41,421	85,729	80,744
Provision for loan and lease losses	1,492	1,827	2,776	3,045
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	42,001	39,594	82,953	77,699
NONINTEREST INCOME
Service charges on deposit accounts	2,545	2,674	5,156	5,129
Commissions and fees	1,410	1,135	2,682	2,291
Income on bank owned life insurance	711	500	1,430	926
Gains on sales of loans	300	471	546	869
Gains on sales of investment securities	-	(15)	-	2,524
Other income	743	1,346	1,229	2,466
TOTAL NONINTEREST INCOME	5,709	6,111	11,043	14,205
NONINTEREST EXPENSE
Salaries and employee benefit expense	16,708	15,096	33,569	30,513
Net occupancy expense	2,603	2,507	5,341	5,343
Furniture and equipment expense	2,011	1,996	4,217	4,093
FDIC insurance expense	400	425	825	743
Stationary, supplies and postage expense	443	572	859	1,015
Marketing expense	456	508	817	909
Data processing expense	976	502	1,442	1,055
Telecommunications expense	462	372	883	776
ATM and debit card expense	558	517	1,068	958
Core deposit intangible amortization	153	190	310	385
Other real estate owned and other repossessed assets expense	21	4	67	41
Long-term debt prepayment fee	-	-	-	2,828
Other expenses	2,783	2,677	5,313	5,177
TOTAL NONINTEREST EXPENSE	27,574	25,366	54,711	53,836
INCOME BEFORE PROVISION FOR INCOME TAXES	20,136	20,339	39,285	38,068
Provision for income taxes	4,298	6,969	8,192	12,386
NET INCOME	$15,838	$13,370	$31,093	$25,682

EARNINGS PER COMMON SHARE:
Basic	$0.33	$0.28	$0.65	$0.54
Diluted	$0.33	$0.28	$0.65	$0.53
DIVIDENDS PAID PER COMMON SHARE	$0.115	$0.100	$0.215	$0.195

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in thousands)	2018	2017
	(Unaudited)
ASSETS
Cash	$139,438	$114,138
Interest-bearing deposits due from banks	3,374	28,795
Total cash and cash equivalents	142,812	142,933
Investment securities available for sale, at fair value	606,231	628,046
Equity securities, at fair value	16,798	18,089
Investment securities held to maturity; fair value of $155,316 at June 30, 2018
and $138,688 at December 31, 2017	158,832	139,685
Federal Home Loan Bank and other membership stocks, at cost	16,235	12,576
Loans held for sale	1,692	456
Loans and leases:
Commercial, real estate	3,222,461	3,096,092
Commercial, industrial and other	339,974	340,400
Leases	82,006	75,039
Residential mortgages	321,717	322,880
Consumer and home equity	315,144	322,269
Total loans and leases	4,281,302	4,156,680
Net deferred costs (fees)	(3,763)	(3,960)
Allowance for loan and lease losses	(36,604)	(35,455)
Net loans and leases	4,240,935	4,117,265
Premises and equipment, net	50,409	50,313
Accrued interest receivable	14,612	14,416
Goodwill	136,433	136,433
Other identifiable intangible assets	2,052	2,362
Bank owned life insurance	108,952	107,489
Other assets	38,495	35,576
TOTAL ASSETS	$5,534,488	$5,405,639

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$967,911	$967,335
Savings and interest-bearing transaction accounts	2,625,325	2,663,985
Time deposits $250 thousand and under	611,777	556,863
Time deposits over $250 thousand	195,006	180,565
Total deposits	4,400,019	4,368,748
Federal funds purchased and securities sold under agreements to repurchase	197,870	124,936
Other borrowings	196,376	192,011
Subordinated debentures	104,963	104,902
Other liabilities	37,396	31,920
TOTAL LIABILITIES	4,936,624	4,822,517

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,484,057 shares at June 30, 2018 and 47,353,864 shares at December 31, 2017	513,756	512,734
Retained earnings	95,586	72,737
Accumulated other comprehensive gain (loss)	(11,478)	(2,349)
TOTAL STOCKHOLDERS' EQUITY	597,864	583,122
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,534,488	$5,405,639

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share data)	2018	2018	2017	2017	2017

INCOME STATEMENT
Net interest income	$43,493	$42,236	$42,379	$42,115	$41,421
Provision for loan and lease losses	(1,492)	(1,284)	(1,218)	(1,827)	(1,827)
Gains (losses) on sales of investment securities	-	-	-	-	(15)
Gains on sales of loans	300	246	489	478	471
Other noninterest income	5,409	5,088	5,287	4,976	5,655
Other noninterest expense	(27,574)	(27,137)	(25,849)	(24,849)	(25,366)
Pretax income	20,136	19,149	21,088	20,893	20,339
Provision for income taxes	(4,298)	(3,894)	(7,913)	(7,170)	(6,969)
Net income	$15,838	$15,255	$13,175	$13,723	$13,370

Basic earnings per common share	$0.33	$0.32	$0.28	$0.29	$0.28
Diluted earnings per common share	$0.33	$0.32	$0.27	$0.29	$0.28
Dividends paid per common share	$0.115	$0.100	$0.100	$0.100	$0.100
Dividends paid	$5,509	$4,778	$4,776	$4,775	$4,775
Weighted average shares - basic	47,600	47,503	47,466	47,466	47,465
Weighted average shares - diluted	47,770	47,736	47,719	47,692	47,674

SELECTED OPERATING RATIOS
Annualized return on average assets	1.17%	1.14%	0.97%	1.03%	1.02%
Annualized return on average common equity	10.71%	10.60%	8.99%	9.48%	9.49%
Annualized return on average tangible common equity (1)	13.97%	13.90%	11.82%	12.51%	12.58%
Annualized net interest margin	3.43%	3.39%	3.37%	3.39%	3.41%
Efficiency ratio (1)	55.60%	56.58%	53.06%	51.72%	52.64%
Common stockholders' equity to total assets	10.80%	10.75%	10.79%	10.69%	10.58%
Tangible common equity to tangible assets (1)	8.51%	8.43%	8.44%	8.33%	8.20%
Tier 1 risk-based ratio	11.16%	11.08%	10.87%	10.82%	10.77%
Total risk-based ratio	13.67%	13.61%	13.40%	13.37%	13.32%
Tier 1 leverage ratio	9.43%	9.28%	9.12%	9.07%	8.99%
Common equity tier 1 capital ratio	10.49%	10.40%	10.18%	10.13%	10.06%
Book value per common share	$12.59	$12.40	$12.31	$12.19	$11.99
Tangible book value per common share (1)	$9.67	$9.48	$9.38	$9.25	$9.05

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2017	2017

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,281,302	$4,228,052	$4,156,680	$4,092,893	$4,054,276
Allowance for loan and lease losses	36,604	35,644	35,455	33,925	32,823
Investment securities	798,096	805,654	798,396	795,096	830,531
Total assets	5,534,488	5,477,829	5,405,639	5,399,481	5,362,187
Total deposits	4,400,019	4,447,965	4,368,748	4,356,996	4,227,204
Short-term borrowings	197,870	126,485	124,936	133,960	118,487
Other borrowings	301,339	281,906	296,913	301,411	417,093
Stockholders' equity	597,864	588,648	583,122	577,081	567,545

LOANS AND LEASES
Commercial, real estate	$3,222,461	$3,169,375	$3,096,092	$3,018,106	$2,955,596
Commercial, industrial and other	339,974	339,665	340,400	342,775	352,977
Leases	82,006	78,238	75,039	71,698	70,295
Residential mortgages	321,717	323,054	322,880	329,625	337,765
Consumer and home equity	315,144	317,720	322,269	330,689	337,643
Total loans and leases	$4,281,302	$4,228,052	$4,156,680	$4,092,893	$4,054,276

DEPOSITS
Noninterest-bearing	$967,911	$974,641	$967,335	$955,444	$978,668
Savings and interest-bearing transaction accounts	2,625,325	2,682,726	2,663,985	2,681,512	2,682,291
Time deposits	806,783	790,598	737,428	720,040	566,245
Total deposits	$4,400,019	$4,447,965	$4,368,748	$4,356,996	$4,227,204

Total loans and leases to total deposits ratio	97.3%	95.1%	95.1%	93.9%	95.9%

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,247,443	$4,194,207	$4,116,920	$4,060,838	$4,011,325
Investment securities	811,361	821,055	798,687	815,773	837,075
Interest-earning assets	5,094,048	5,062,628	5,014,333	4,957,856	4,907,488
Total assets	5,437,540	5,409,409	5,372,248	5,300,191	5,241,155
Noninterest-bearing demand deposits	969,965	964,498	988,451	971,143	954,966
Savings deposits	496,630	487,666	478,685	484,982	492,991
Interest-bearing transaction accounts	2,195,553	2,240,044	2,222,221	2,206,206	2,295,256
Time deposits	792,270	761,418	730,590	645,333	559,665
Total deposits	4,454,418	4,453,626	4,419,947	4,307,664	4,302,878
Short-term borrowings	73,305	55,137	43,130	42,172	52,951
Other borrowings	283,206	283,645	295,818	344,775	291,882
Total interest-bearing liabilities	3,840,964	3,827,910	3,770,444	3,723,468	3,692,745
Stockholders' equity	593,388	583,700	581,254	574,113	565,211

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2017	2017

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.50%	4.40%	4.33%	4.33%	4.27%
Taxable investment securities and other	2.21%	2.17%	2.17%	2.09%	2.11%
Tax-exempt securities	2.66%	2.65%	3.21%	2.98%	2.86%
Federal funds sold and interest-bearing cash accounts	1.65%	1.40%	1.06%	1.03%	0.89%
Total interest-earning assets	4.12%	4.02%	3.95%	3.93%	3.88%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	0.69%	0.61%	0.51%	0.49%	0.44%
Time deposits	1.34%	1.23%	1.17%	1.03%	0.86%
Borrowings	2.51%	2.54%	2.36%	2.20%	2.30%
Total interest-bearing liabilities	0.91%	0.83%	0.75%	0.71%	0.63%
Net interest spread (taxable equivalent basis)	3.21%	3.19%	3.20%	3.22%	3.25%

Annualized net interest margin (taxable equivalent basis)	3.43%	3.39%	3.37%	3.39%	3.41%
Annualized cost of deposits	0.59%	0.52%	0.45%	0.41%	0.35%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$35,644	$35,455	$33,925	$32,823	$31,590
Provision for loan and lease losses	1,492	1,284	1,218	1,827	1,827
Charge-offs	(963)	(1,250)	(347)	(869)	(870)
Recoveries	431	155	659	144	276
Balance at end of period	$36,604	$35,644	$35,455	$33,925	$32,823

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$181	$(13)	$132	$285	$(67)
Commercial, industrial and other	213	992	25	168	44
Leases	69	21	34	80	92
Residential mortgages	(3)	79	31	95	169
Consumer and home equity	72	16	(534)	97	356
Net charge-offs (recoveries)	$532	$1,095	$(312)	$725	$594

NON-PERFORMING ASSETS
Commercial, real estate	$7,353	$6,204	$7,362	$6,820	$10,240
Commercial, industrial and other	1,171	1,505	184	172	378
Leases	834	250	144	110	81
Residential mortgages	2,992	3,045	3,860	4,410	3,857
Consumer and home equity	1,917	2,341	2,105	2,033	1,689
Total non-accrual loans and leases	14,267	13,345	13,655	13,545	16,245
Property acquired through foreclosure or repossession	2,184	1,392	843	1,168	1,415
Total non-performing assets	$16,451	$14,737	$14,498	$14,713	$17,660

Loans past due 90 days or more and still accruing	$-	$1	$200	$9	$20
Loans restructured and still accruing	$7,926	$9,526	$11,462	$11,279	$11,697

Ratio of allowance for loan and lease losses to total loans and leases	0.85%	0.84%	0.85%	0.83%	0.81%
Total non-accrual loans and leases to total loans and leases	0.33%	0.32%	0.33%	0.33%	0.40%
Total non-performing assets to total assets	0.30%	0.27%	0.27%	0.27%	0.33%
Annualized net charge-offs (recoveries) to average loans and leases	0.05%	0.10%	-0.03%	0.07%	0.06%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share amounts)	2018	2018	2017	2017	2017

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$597,864	$588,648	$583,122	$577,081	$567,545
Less: Goodwill	136,433	136,433	136,433	136,433	136,433
Less: Other identifiable intangible assets	2,052	2,205	2,362	2,526	2,631
Total tangible common stockholders' equity at end of period - Non-GAAP	$459,379	$450,010	$444,327	$438,122	$428,481

Shares outstanding at end of period	47,484	47,476	47,354	47,353	47,353

Book value per share - GAAP	12.59	$12.40	$12.31	$12.19	$11.99

Tangible book value per share - Non-GAAP	9.67	$9.48	$9.38	$9.25	$9.05

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$459,379	$450,010	$444,327	$438,122	$428,481

Total assets at end of period - GAAP	$5,534,488	$5,477,829	$5,405,639	$5,399,481	$5,362,187
Less: Goodwill	136,433	136,433	136,433	136,433	136,433
Less: Other identifiable intangible assets	2,052	2,205	2,362	2,526	2,631
Total tangible assets at end of period - Non-GAAP	$5,396,003	$5,339,191	$5,266,844	$5,260,522	$5,223,123

Common equity to assets - GAAP	10.80%	10.75%	10.79%	10.69%	10.58%

Tangible common equity to tangible assets - Non-GAAP	8.51%	8.43%	8.44%	8.33%	8.20%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$15,838	$15,255	$13,175	$13,723	$13,370

Total average common stockholders' equity - GAAP	$593,388	$583,700	$581,254	$574,113	$565,211
Less: Average goodwill	136,433	136,433	136,433	136,433	135,755
Less: Average other identifiable intangible assets	2,134	2,300	2,450	2,606	3,069
Total average tangible common stockholders' equity - Non-GAAP	$454,821	$444,967	$442,371	$435,074	$426,387

Return on average common stockholders' equity - GAAP	10.71%	10.60%	8.99%	9.48%	9.49%

Return on average tangible common stockholders' equity - Non-GAAP	13.97%	13.90%	11.82%	12.51%	12.58%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$27,574	$27,137	$25,849	$24,849	$25,366
Amortization of core deposit intangibles	(153)	(157)	(165)	(104)	(190)
Noninterest expense, as adjusted	$27,421	$26,980	$25,684	$24,745	$25,176

Net interest income	$43,493	$42,236	$42,379	$42,115	$41,421
Total noninterest income	5,709	5,334	5,776	5,454	6,111
Total revenue	49,202	47,570	48,155	47,569	47,532
Tax-equivalent adjustment on municipal securities	114	118	247	271	281
(Gains) losses on sales of investment securities	-	-	-	-	15
Total revenue, as adjusted	$49,316	$47,688	$48,402	$47,840	$47,828

Efficiency ratio - Non-GAAP	55.60%	56.58%	53.06%	51.72%	52.64%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Six Months Ended,
	June 30,	June 30,
(Dollars in thousands)	2018	2017

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$31,093	$25,682

Total average common stockholders' equity - GAAP	$588,571	$559,528
Less: Average goodwill	136,433	135,751
Less: Average other identifiable intangible assets	2,217	3,172
Total average tangible common stockholders' equity - Non-GAAP	$449,921	$420,605

Return on average common stockholders' equity - GAAP	10.65%	9.26%

Return on average tangible common stockholders' equity - Non-GAAP	13.94%	12.31%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$54,711	$53,836

Amortization of core deposit intangibles	(310)	(385)
Long-term debt prepayment fee	-	(2,828)
Noninterest expense, as adjusted	$54,401	$50,623

Net interest income	$85,729	$80,744
Noninterest income	11,043	14,205
Total revenue	96,772	94,949
Tax-equivalent adjustment on municipal securities	232	556
Gains on sales of investment securities	-	(2,524)
Total revenue, as adjusted	$97,004	$92,981

Efficiency ratio - Non-GAAP	56.08%	54.44%